INVESCO TREASURER'S SERIES FUNDS, INC.

                Supplement to Prospectus dated September 30, 2000

The section of the Prospectus entitled "Principal Risks Associated With The Funds" is amended to add the following after the third paragraph:

      ASSET-BACKED SECURITIES
      The Funds can invest in asset-backed money market instruments. These can be fractional interests in pools of credit card receivables, consumer loans and other trade receivables, which are obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Funds.

      These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement typically applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Funds could lose money if the issuer defaults.

The date of this Supplement is May 16, 2001.
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                     INVESCO TREASURER'S SERIES FUNDS, INC.

                Supplement to Statement of Additional Information
                            dated September 30, 2000


The section of the Statement of Additional Information entitled "Investments, Policies and Risks - Other Policies Relevant to the Funds" is amended to add the following after the first paragraph:

      ASSET-BACKED SECURITIES -- Asset-backed securities represent interests in pools of consumer loans. These pools of loans can be pools of other consumer debt, such as credit card receivables. Asset-backed securities generally are structured as "pass-through" securities, which means that principal and interest payments on the underlying loans are passed through to the holder of the security. Although an asset-backed security may be supported by letters of credit and other credit enhancements, its value ultimately depends upon the payment by individuals who owe money on the underlying loans. The underlying loans usually allow prepayments, which can shorten the securities' weighted average life and may lower their returns. This most frequently occurs when interest rates drop and large numbers of persons refinance their debts. Similarly, if the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement

The date of this Supplement is May 16, 2001.